UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  09/22/2010

RAIT Financial Trust
(Exact name of registrant as specified in its charter)

Commission File Number:  1-14760

Maryland	23-2919819
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Arch Street, 17th Floor
Philadelphia, PA 19104
(Address of principal executive offices, including zip code)

215-243-9000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, 2010, RAIT Financial Trust (the "Company") announced that, on September 22, 2010, Betsy Z. Cohen had advised the Board of Trustees that she would retire as Chairman of the Board, effective December 31, 2010 (the "Effective Date"). On the Effective Date, the Company's President and Chief Executive Officer, Scott F. Schaeffer, will also become Chairman of the Board. The Company's press release is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1 Press release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RAIT Financial Trust

Date: September 28, 2010	By:	/s/ Scott F. Schaeffer
Scott F. Schaeffer
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press release